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                                                                    Exhibit 10.1


                               AMENDMENT NO. 1 TO

                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT

                  THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") made and entered into as of December 19, 2000, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE EUROPE B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Europe B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"), and each other Foreign Subsidiary (as hereinafter defined) that has become a "Multicurrency Borrower" hereunder as provided in Section 3.09 hereof (each an "Additional Multicurrency Borrower" and collectively, the "Additional Multicurrency Borrowers"; Interface, Europe B.V., Europe Limited, and all Additional Multicurrency Borrowers referred to collectively herein as the "Borrowers"), SUNTRUST BANK (formerly SunTrust Bank, Atlanta), a banking corporation organized under the laws of the State of Georgia ("STBA"), BANK ONE, NA (formerly The First National Bank of Chicago), a national banking association ("Bank One"), the other banks and lending institutions listed on the signature pages hereof, and any assignees of STBA, Bank One, or such other banks and lending institutions which become "Lenders" as provided herein (STBA, Bank One, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK (formerly SunTrust Bank, Atlanta), in its capacity as agent for those Lenders having Domestic Syndicated Loan Commitments or having outstanding Domestic Syndicated Loans as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article X hereof (the "Domestic Agent"), BANK ONE, NA (formerly The First National Bank of Chicago), in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Syndicated Loans as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article X hereof (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK (formerly SunTrust Bank, Atlanta), in its capacity as collateral agent for the Co-Agents and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article X hereof (the "Collateral Agent");

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders, STBA, as Domestic Agent and Collateral Agent, and Bank One, as Multicurrency Agent, are parties to a certain Third Amended and Restated Credit Agreement dated as of June 30, 1998 (the "Credit Agreement");

                  WHEREAS, the Credit Agreement refers to certain "Accounts Receivable Facilities" pursuant to which Interface SPC sells accounts receivable (or undivided ownership
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interest therein) to SPARCC or CIBC (herein referred to as the "CIBC Accounts
Receivable Facility");

                  WHEREAS, the Borrowers have advised the Lenders and the Co-Agents that the CIBC Accounts Receivable Facility is to be replaced by another receivable financing facility as more particularly described in this Amendment (the "New Accounts Receivable Facility");

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement to take into account the replacement of the CIBC Accounts Receivable Facility by the New Accounts Receivable Facility and certain terms and conditions of the New Accounts Receivable Facility;

                  WHEREAS, Lenders constituting the Required Lenders and the Co-Agents have agreed to make such amendments, subject to the conditions and requirements set forth in this Amendment;

                  NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. Unless otherwise expressly defined herein, capitalized terms used in this Amendment that are defined in the Credit Agreement are used herein with the respective meanings assigned to such capitalized terms in the Credit Agreement.

2. AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

         (a) Section 1.01 of the Credit Agreement is hereby amended by deleting in its entirety each of the following defined terms and accompanying definitions set forth in said Section 1.01: "Accounts Receivable Facilities", "Bank Purchasers", "CIBC", "Funded Debt", "Interface SPC", "Receivables Backup Purchase Agreements", "Receivables Sale Agreements", "Receivables Subordinated Notes", "Receivables Transfer Agreements", and "SPARCC."

         (b) Section 1.01 of the Credit Agreement is hereby amended by adding to said Section 1.01, in appropriate alphabetical order, the following defined terms and accompanying definitions:

                  "Accounts Receivable Facilities" shall mean the receivables financing facility being extended by Bank One, NA and certain third parties on or about December 19, 2000 (the "Bank One Receivables Facility") pursuant to which (i) Interface and/or one or more of the Consolidated Companies from time to time sell, convey or otherwise transfer accounts receivable, any interests therein and any assets related thereto, to Interface SPC, and (ii) Interface SPC shall sell, convey or otherwise transfer such accounts receivable, any interests therein and any assets related thereto, to Bank One, NA, as agent for the benefit of certain third-party purchasers of such accounts receivable, any interests therein and any assets related thereto, together with any replacement receivables financing


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         facility or facilities for Interface and/or one or more of the
         Consolidated Companies providing for discounts and advance rates, reserves, and other pricing terms, recourse obligations, and covenants applicable to Interface SPC, Interface, and the other Consolidated Companies that are no less favorable in any material respect than the comparable provisions of the Accounts Receivable Facility being replaced or otherwise on terms and conditions approved by the Co-Agents and the Required Lenders.

                  "Funded Debt" shall mean all Indebtedness for money borrowed, Indebtedness evidenced or secured by purchase money Liens, capitalized leases, Synthetic Lease Obligations (other than those under the Guilford Equipment Lease), conditional sales contracts and similar title retention debt instruments, and Indebtedness evidenced by bonds, debentures, notes or other similar instruments, including all current maturities of such Indebtedness. The calculation of Funded Debt shall include all Funded Debt of the Consolidated Companies, plus (i) all Funded Debt of other Persons to the extent guaranteed by a Consolidated Company, to the extent supported by a letter of credit issued for the account of a Consolidated Company, or as to which and to the extent which a Consolidated Company or its assets otherwise have become liable for payment thereof, plus (ii) the amount of aggregate "Capital" (as such term is used in the Bank One Receivables Facility) from time to time as existing under the Bank One Receivables Facility, and the comparable amount from time to time as existing under any replacement Accounts Receivable Facility.

                  "Interface SPC" shall mean Interface Securitization Corporation, a Delaware corporation, or any other Consolidated Company organized as a special purpose entity (i) to acquire accounts receivable from Interface and/or any Consolidated Company pursuant to an Accounts Receivable Facility, and (ii) to sell, convey or otherwise transfer such accounts receivable, any interests therein and any assets related thereto, to one or more financing entities under such Accounts Receivable Facility.

                  "Receivables Subordinated Notes" shall mean any and all subordinated notes executed by Interface SPC from time to time in favor of Interface or any of the Consolidated Companies and evidencing advances made from time to time by Interface or any such Consolidated Companies to Interface SPC in connection with, and pursuant to the terms of, the Accounts Receivable Facilities, provided that, the aggregate outstanding principal balance of such notes shall not at any time exceed $40,000,000.

3. AMENDMENT TO SECTION 7.12 ("ACCOUNTS RECEIVABLE FACILITY"). Section 7.12 of the Credit Agreement is hereby amended by deleting said Section 7.12 in its entirety and substituting in lieu thereof the following Section 7.12:

                  SECTION 7.12. ACCOUNTS RECEIVABLE FACILITY. The Accounts Receivable Facilities shall provide to Interface and those Subsidiaries that are parties to such Accounts Receivables Facilities financing for accounts receivable of an aggregate amount outstanding at any time not to exceed $100,000,000.


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4. AMENDMENT TO SECTION 8.01 ("INDEBTEDNESS"). Section 8.01 of the Credit
Agreement is hereby amended by deleting clause (k) of said Section 8.01 in its entirety and substituting in lieu thereof the following clause (k):

                  (k) Indebtedness, if any, owing by Interface or Interface SPC pursuant to the Accounts Receivable Facilities and Indebtedness, if any, owing by any Consolidated Company that is a party to such Accounts Receivable Facilities with respect thereto;

5. AMENDMENT TO SECTION 8.02 ("LIENS"). Section 8.02 of the Credit Agreement is hereby amended by deleting clause (i) of said Section 8.02 in its entirety and substituting in lieu thereof the following clause (i):

                  (i) Liens, if any, that may be deemed to have been granted by Interface or any Consolidated Company in favor of Interface, Interface SPC, or any financing entity under any Accounts Receivable Facility or their respective successors and assigns, on accounts receivable, any interests therein and any assets related thereto, of Interface or such Consolidated Company as a result of the sale, conveyance or other transfer thereof to Interface, Interface SPC, or any financing entity under any Accounts Receivable Facility or their respective successors and assigns, pursuant to the Accounts Receivable Facilities.

6. AMENDMENT TO SECTION 8.03 ("MERGERS, ACQUISITIONS, SALES, ETC."). Section
8.03 of the Credit Agreement is hereby amended by deleting clause (ii) of said
Section 8.03 in its entirety and substituting in lieu thereof the following clause (ii):

                  (ii) sales of accounts receivable, any interests therein and any assets related thereto, pursuant to the Accounts Receivable Facilities so long as the aggregate "Capital" (as such term is used in the Bank One Receivables Facility) from time to time as existing under the Bank One Receivables Facility, and the comparable amount from time to time as existing under any replacement Accounts Receivable Facility, shall not exceed $100,000,000 in aggregate amount outstanding at any time,

7. AMENDMENT TO SECTION 8.07 ("TRANSACTION WITH AFFILIATES"). Section 8.07(b) of the Credit Agreement is hereby amended by deleting paragraph (b) of said Section 8.07(b) in its entirety and substituting in lieu thereof the following paragraph
(b):

                  (b) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer; provided, however, the foregoing shall not be deemed to prohibit the conveyance or transfer of accounts receivable pursuant to the terms of the Accounts Receivable Facilities due to any Default or Event of Default otherwise existing immediately prior to the time of such conveyance or transfer.


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8. AMENDMENT TO SECTION 8.08 ("OPTIONAL PREPAYMENTS"). Section 8.08 of the
Credit Agreement is hereby amended by deleting the final clause of said Section
8.08 (incorrectly designated as the second clause (vi) in said Section) in its entirety and substituting in lieu thereof the following clause (vii):

                  (vii) Indebtedness arising under the Accounts Receivable Facilities.

9. AMENDMENT TO SECTION 8.13 ("ACTIONS UNDER CERTAIN DOCUMENTS"). Section 8.13 of the Credit Agreement is hereby amended by deleting the final sentence of said
Section 8.13 in its entirety, and substituting in lieu thereof the following sentence as the final sentence of said Section 8.13:

         In addition to the foregoing, without the prior consent of the Co-Agents, the Consolidated Companies shall not enter into any amendment or modification of the documents executed in connection with the Accounts Receivable Facilities which changes the definition of "Capital" or "Amortization Event" as such terms are used in the Bank One Receivables Facility, or the definition of any comparable terms used in any replacement Accounts Receivable Facility, or any other material provision thereof.

10. AMENDMENT TO SECTION 9.15 ("ACCOUNTS RECEIVABLE FACILITY"). Section 9.15 of the Credit Agreement is hereby amended by deleting said Section 9.15 in its entirety and substituting in lieu thereof the following Section 9.15:

                  SECTION 9.15. ACCOUNTS RECEIVABLE FACILITY. There shall exist and continue for five (5) days any "Amortization Event" (as such term is used in the Bank One Receivables Facility) or any comparable event under any replacement Accounts Receivable Facility, other than any such event which arises from: (i) any reduction in Interface's credit rating (or the imputed equivalent thereof); (ii) any Consolidated Company's failure to comply with, or its making of any changes in or supplements to, its credit and collection policies; (iii) any failure by Interface to maintain the minimum net worth required in Interface SPC under the terms of any agreements evidencing an Accounts Receivable Facility;
         (iv) any amendment of the terms of any Consolidated Company's accounts receivable or any contract relating thereto or any waiver by such Consolidated Company of the terms and conditions of such contract; (v) any change in the character of the business of any of the Consolidated Companies (which is not a violation of Section 8.09 hereof) or in their respective credit and collection policies; (vi) Interface SPC's entering into or becoming a party to any agreement or instruments incidental to its administration or operation other than those expressly permitted under the terms of any agreements evidencing an Accounts Receivable Facility; (vii) any determination that the payment to Interface or any of the Consolidated Companies that sells accounts receivable under an Accounts Receivable Facility of 100% of the net book value of the accounts receivable does not constitute "reasonably equivalent value" of the accounts receivable and related rights sold by such Person in connection with such Accounts Receivable Facility;
         (viii) any change in the Certificate of Incorporation or By-Laws of Interface SPC; (ix) any failure by Interface SPC or Interface to comply with any


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         of the affirmative or negative covenants in any agreements evidencing an Accounts Receivable Facility which relate to the establishment and maintenance of Interface SPC's separate legal identity; (x) the past-due or defaulted accounts receivable of any or all of the Consolidated Companies exceeding any applicable limitations as set forth in any agreements evidencing an Accounts Receivable Facility; or
         (xi) the "Dilution Ratio" (as such term is defined in any agreements evidencing the Bank One Receivables Facility) exceeding any applicable limitations set forth in any agreements evidencing the Bank One Receivables Facility, or any comparable event under any agreements evidencing replacement Accounts Receivable Facility;

11. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

         (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 6.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

         (b) No Default or Event of Default has occurred and is continuing on the date hereof;

         (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 7.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 7.07);

         (d) Each of the Borrowers has the corporate power and authority to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower, or the validity or enforceability against any Borrower, of this Amendment, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body); and

         (e) This Amendment has been duly executed and delivered by each of the Borrowers and this Amendment constitutes a legal, valid and binding obligations of the Borrowers, respectively, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.


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12. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon (i)
the execution and delivery to the Co-Agents of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of each of the Borrowers, the Co-Agents, the Collateral Agent, and those Lenders constituting the Required Lenders for purposes of the Credit Agreement, (ii) the New Accounts Receivable Facility becoming effective in accordance with the terms thereof and replacing the CIBC Accounts Receivable Facility, and (iii) the termination of the CIBC Accounts Receivable Facility.

13. REFERENCES TO CREDIT AGREEMENT. On and after the date this Amendment becomes effective as provided in paragraph 12 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Amendment. The Borrowers further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

14. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

15. MISCELLANEOUS. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                                         INTERFACE, INC.

                                         By:  /s/ Daniel T. Hendrix
                                              -----------------------------
                                              Daniel T. Hendrix
                                              Executive Vice President


                                         INTERFACE EUROPE B.V.

                                         By:  /s/ Daniel T. Hendrix
                                              -----------------------------
                                              Daniel T. Hendrix
                                              Attorney-in-Fact


                                         INTERFACE EUROPE LIMITED

                                         By:  /s/ Daniel T. Hendrix
                                              -----------------------------
                                              Daniel T. Hendrix
                                              Attorney-in-Fact


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                                         SUNTRUST BANK
                                         (FORMERLY SUNTRUST BANK, ATLANTA),
                                         AS DOMESTIC AGENT, COLLATERAL AGENT,
                                         AND A LENDER

                                         By:  /s/ Bradley J. Staples
                                              --------------------------------
                                              Name:  Bradley J. Staples
                                              Title:  Director


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                                         BANK ONE, NA

                                         (FORMERLY THE FIRST NATIONAL BANK OF
                                         CHICAGO), AS MULTICURRENCY AGENT AND
                                         A LENDER

                                         By:  /s/ Steven P. Sullivan
                                              --------------------------------
                                              Name:  Steven P. Sullivan
                                              Title:  Corporate Banking Officer


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                                         ABN AMRO BANK N.V.

                                         By:  /s/ Thomas M. Toerpe
                                              -------------------------------
                                              Name:  Thomas M. Toerpe
                                              Title:  Group Vice President

                                         By:  /s/  Thomas Comfort
                                              -------------------------------
                                              Name:  Thomas Comfort
                                              Title:  Senior Vice President


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                                         THE BANK OF TOKYO-MITSUBISHI, LTD.

                                         By:  /s/ R. Glass
                                              --------------------------------
                                              Name:  R. Glass
                                              Title:  Vice President


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                                         CIBC INC.

                                         By:  ___________________________
                                              Name:
                                              Title:


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                                         BANK AUSTRIA CREDITANSTALT
                                         CORPORATE FINANCE, INC. (FORMERLY
                                         KNOWN AS CREDITANSTALT CORPORATE
                                         FINANCE, INC.)

                                         By:  /s/ Sheila A. Maher
                                              --------------------------------
                                              Name:  Sheila A. Maher
                                              Title:  Vice President

                                         By:  /s/ Laura A. DePersis
                                              --------------------------------
                                              Name:  Laura A. DePersis
                                              Title:  Vice President


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                                         FIRST UNION NATIONAL BANK

                                         By:  /s/ David J.C. Silander
                                              -------------------------------
                                              Name:  David J.C. Silander
                                              Title:  Vice President


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                                         FLEET NATIONAL BANK

                                         By:  /S/ Neil C. Buitenhuys
                                              --------------------------
                                              Name:  Neil C. Buitenhuys
                                              Title: Vice President


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                                         BANK OF AMERICA, N.A.

                                         (FORMERLY NATIONSBANK, N.A.)

                                         By: /S/ Deirdre B. Doyle
                                              ---------------------------
                                              Name:  Deirdre B. Doyle
                                                     Title:  Principal



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                                         WACHOVIA BANK, N.A.

                                         By:  /S/ William B. Nixon
                                              ---------------------------
                                              Name:  William B. Nixon
                                              Title:  Senior Vice President


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